UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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Current Report
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 28, 2015
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PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)
400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)

Commission File Number: 001-32681

Registrant’s telephone number, including area code: (337) 232-7028

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On December 28, 2015, PetroQuest Energy, Inc. (the “Company”) received notice from NYSE Regulation, Inc. that it is not in compliance with the continued listing standards set forth in Section 802.01B of the Listed Company Manual of the New York Stock Exchange, Inc. (the “NYSE”) because the Company’s average global market capitalization fell below $50 million over a trailing consecutive 30 trading-day period and its last reported stockholders’ equity was less than $50 million. As required by the NYSE, the Company will notify the NYSE within ten business days of its intent to cure the deficiency and return to compliance with the NYSE continued listing requirements.

The Company has 45 days from the receipt of the notice to submit a business plan to the NYSE demonstrating how, within the next eighteen months, it intends to regain compliance with the continued listing standards set forth in Section 802.01B of the Listed Company Manual. The Company intends to develop and submit such a business plan within the required time frame and will continue to work with the NYSE to attempt to comply with all continued listing standards. Assuming that the NYSE accepts the plan, the Company will be subject to quarterly monitoring for compliance with the business plan and the Company’s common stock will continue to trade on the NYSE during the eighteen month period, subject to the Company’s compliance with other NYSE continued listing requirements. The NYSE may choose to shorten the usual compliance period if prior to the end of the eighteen month period the Company’s global market capitalization exceeds $50 million for two consecutive quarters.

If the Company’s common stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Item 7.01 Regulation FD Disclosure.

On January 4, 2016, the Company issued a press release announcing that it had received the notice of noncompliance with NYSE continued listing standards. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.
Exhibit Number            Description of Exhibit

99.1	Press Release dated January 4, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 4, 2016
PETROQUEST ENERGY, INC.

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer